UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2024

ECB BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-41456	88-1502079
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

419 Broadway, Everett, Massachusetts 02149

(Address of principal executive offices) (Zip Code)

(617) 387-1110

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ECBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrant’s Certifying Accountant.

(a) On January 16, 2024, Baker Newman & Noyes LLC (“BNN”) informed ECB Bancorp, Inc. (the “Company”) that BNN is declining to stand for re-appointment as the Company’s independent registered public accounting firm for the audit of the fiscal year ending December 31, 2024 as a result of its decision to exit its banking public company audit practice. There is no dispute between the Company and BNN, and BNN will continue to serve as the Company’s independent registered public accounting firm with respect to the audit of the fiscal year ended December 31, 2023.

The reports of BNN on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2022 and 2021 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2023 and 2022, and in the interim period from January 1, 2024 through January 16, 2024, (i) there were no disagreements between the Company and BNN on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BNN, would have caused BNN to make reference to such disagreements in its report on the consolidated financial statements for such years; and (ii) there were no “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided BNN with a copy of the disclosures made in this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that BNN furnish the Company with a letter addressed to the SEC stating whether BNN agrees with the statements made herein. A copy of BNN’s letter dated January 18, 2024, stating that BNN agrees with the statements made herein, is attached as Exhibit 16.1 hereto.

The Company will disclose its engagement of a new independent registered public accounting firm once the evaluation process has been completed and as required by, and in accordance with, the SEC’s rules and regulations.

Item 9.01 Financial Statements and Other Exhibits.

(d) Exhibits

Number	Description
16.1	Letter from Baker Newman & Noyes LLC dated January 18, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ECB BANCORP, INC.

Date: January 18, 2024	By:	/s/ John A. Citrano
John A. Citrano
Executive Vice President, Chief Operating Officer and Chief Financial Officer